Exhibit 99.1

AAC Announces Engagement of Cantor Fitzgerald & Co. to Lead Transaction Process

BRENTWOOD, Tenn., June 3, 2019 – AAC Holdings, Inc. (NYSE: AAC) announced today that it has formally engaged the investment banking firm Cantor Fitzgerald & Co. as its exclusive financial advisor with respect to potential strategic corporate transactions involving the company’s real estate and other assets, as well as potential recapitalization or refinancing transactions.

“We are committed to improving the company’s balance sheet and liquidity position and are fortunate to have diverse assets that will allows us to discuss multiple transaction alternatives with interested parties,” said AAC’s Chairman and CEO Michael Cartwright.”

Earlier this year, AAC closed a $30 million incremental term loan. The Company had previously announced its intent to explore strategic transactions including those involving the company’s real estate.

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About American Addiction Centers

American Addiction Centers is a leading provider of inpatient and outpatient substance abuse treatment services. We treat clients who are struggling with drug addiction, alcohol addiction, and co-occurring mental/behavioral health issues. We currently operate substance abuse treatment facilities located throughout the United States. These facilities are focused on delivering effective clinical care and treatment solutions. For more information, please find us at AmericanAddictionCenters.org or follow us on Twitter @AAC_Tweet.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this release. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements may include information concerning AAC Holdings, Inc.’s (collectively with its subsidiaries; “AAC Holdings” or the “Company”) possible or assumed future results of operations, including descriptions of the Company’s revenue, profitability, outlook and overall business strategy. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from the information contained in the forward-looking statements. These risks, uncertainties and other factors include, without limitation: (i) the Company’s inability to effectively operate its facilities; (ii) the Company’s reliance on its sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates by certain third-party payors for inpatient and outpatient services and point-of-care and definitive lab testing; (iv) the Company’s failure to successfully achieve growth through acquisitions and de novo projects; (v) risks associated with estimates of the value of accounts receivable or deterioration in collectability of accounts receivable; (vi) a failure to achieve anticipated financial results from contemplated and prior acquisitions; (vii) the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of an acquisition; (viii) the Company’s failure to achieve anticipated financial results from contemplated and prior acquisitions; (ix) a disruption in the Company’s ability to perform diagnostic laboratory services; (x) maintaining compliance with applicable regulatory authorities, licensure and permits to operate the Company’s facilities and laboratories; (xi) a disruption in the Company’s business and reputational and economic risks associated with the civil securities claims brought by shareholders or claims by various parties; (xii) inability to meet the covenants in the Company’s loan documents or lack of borrowing capacity; and (xiii) general economic conditions, as well as other risks discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission. As a result of these factors, we cannot assure you that the forward-looking statements in this release will prove to be accurate. Investors should not place undue reliance upon forward-looking statements.

Investor Relations Contact

Elizabeth Saunders

Clermont Partners

312-690-6008

IR@contactAAC.com